UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2007 (April 20, 2007)
Bob Evans Farms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 20, 2007, the Compensation Committee of the Board of Directors of Bob Evans Farms, Inc. (the “Company”) approved an increase in the annual base salary of Steven A. Davis, the Company’s Chairman and Chief Executive Officer. Mr. Davis’ current annual base salary of $650,000 was increased by $60,000 per fiscal year. The Compensation Committee approved the increase to reflect additional responsibilities assumed by Mr. Davis from his service as Chairman of the Board. The Compensation Committee made the salary increase retroactive to September 26, 2006, because Mr. Davis assumed the responsibilities of Chairman of the Board following the death of Robert E.H. Rabold on September 25, 2006.
     Also on April 20, 2007, the Company’s Compensation Committee also approved the following forms of award agreements (collectively, the “Award Agreements”) to be used for wards granted under the Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan:
(i)	Incentive Stock Option Award Agreement (For Employees — Performance Incentive Plan Award);

(ii)	Nonqualified Stock Option Award Agreement (For Employees — Performance Incentive Plan Award);

(iii)	Restricted Stock Award Agreement (For Employees — Performance Incentive Plan Award);

(iv)	Restricted Stock Award Agreement (For Employees — Long-Term Incentive Plan Award);

(v)	Restricted Stock Award Agreement (For Non-Employee Directors);

(vi)	Cash Based Award Agreement (For Employees — Performance Incentive Plan); and

(vii)	Annual Bonus Award Agreement (For Employees).
     The Award Agreements are attached hereto as Exhibits 10.1 through 10.7, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Incentive Stock Option Award Agreement (For Employees — Performance Incentive Plan Award)

10.2	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Nonqualified Stock Option Award Agreement (For Employees — Performance Incentive Plan Award)

10.3	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Restricted Stock Award Agreement (For Employees — Performance Incentive Plan Award)

10.4	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Restricted Stock Award Agreement (For Employees — Long-Term Incentive Plan Award)

10.5	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Restricted Stock Award Agreement (For Non-Employee Directors)

10.6	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Cash Based Award Agreement (For Employees — Performance Incentive Plan)

10.7	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Annual Bonus Award Agreement (For Employees)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: April 25, 2007	By:	/s/ Mary L. Garceau
Mary L. Garceau
Vice President and General Counsel

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 25, 2007

Exhibit No.	Description

10.1	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Incentive Stock Option Award Agreement (For Employees — Performance Incentive Plan Award)

10.2	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Nonqualified Stock Option Award Agreement (For Employees — Performance Incentive Plan Award)

10.3	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Restricted Stock Award Agreement (For Employees — Performance Incentive Plan Award)

10.4	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Restricted Stock Award Agreement (For Employees — Long-Term Incentive Plan Award)

10.5	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Restricted Stock Award Agreement (For Non-Employee Directors)

10.6	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Cash Based Award Agreement (For Employees — Performance Incentive Plan)

10.7	Form of Bob Evans Farms, Inc. 2006 Equity and Cash Incentive Plan Annual Bonus Award Agreement (For Employees)